CERTIFICATION  OF  CHIEF  EXECUTIVE  OFFICER
                         PURSUANT TO
                  18  U.S.C.  SECTION 1350
                   AS ADOPTED PURSUANT TO
         SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002





I, ROBERT ROSNER, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report on Form 10-KSB of First Cypress Technologies, Inc. for the year ended December 31, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Annual Report on Form 10-KSB fairly presents in all material respects the financial condition and results of operations of First Cypress Technologies, Inc.




By:     /s/ ROBERT ROSNER
        ------------------------
        Robert Rosner, President
        and Chief Executive Officer

Date:   April 15, 2003